Exhibit 99.1

This Statement on Form 3 is filed jointly by Pine Technology Sponsor LLC, Peel Acquisition Company II, LLC, Barry D. Zyskind, Trident Pine Acquisition, L.P., Trident Pine GP, LLC, Trident VII, L.P., Trident VII Parallel Fund, L.P., Trident Capital VII, L.P., Stone Point Capital LLC and Nicolas D. Zerbib. The principal business address of each of Pine Technology Sponsor LLC and Peel Acquisition Company II, LLC is c/o Pine Technology Acquisition Corp., 260 Lena Drive, Aurora OH 44202, the principal business address of Barry D. Zyskind is c/o Amtrust Financial Inc., 59 Maiden Lane, 6th Floor, New York NY 10038, the principal business address of Trident Pine Acquisition, L.P., Trident Pine GP, LLC, Trident VII, L.P., Trident VII Parallel Fund, L.P., Trident Capital VII, L.P. and Nicolas D. Zerbib is c/o Stone Point Capital LLC, 20 Horseneck Lane, Greenwich CT 06830 and the principal business address of Stone Point Capital LLC is 20 Horseneck Lane, Greenwich CT 06830.

Name of Designated Filer: Pine Technology Sponsor LLC

Date of Event Requiring Statement: March 10, 2021

Issuer Name and Ticker or Trading Symbol: Pine Technology Acquisition Corp. (Nasdaq: PTOC)

PINE TECHNOLOGY SPONSOR LLC By Peel Acquisition Company II, LLC, its Managing Member

By:	/s/ Barry D. Zyskind
Name:	Barry D. Zyskind
Title:	Manager

PEEL ACQUISITION COMPANY II, LLC

By:	/s/ Barry D. Zyskind
Name:	Barry D. Zyskind
Title:	Manager

/s/ Barry D. Zyskind
Barry D. Zyskind

TRIDENT PINE ACQUISITION, L.P. By: Trident Pine GP, LLC

By:	/s/ David J. Wermuth
Name:	David J. Wermuth
Title:	Manager

TRIDENT VII, L.P. By: Trident Capital VII, L.P. (general partner) By: DW Trident GP, LLC (a general partner)

By:	/s/ Jacqueline Giammarco
Name:	Jacqueline Giammarco
Title:	Vice President

TRIDENT VII PARALLEL FUND, L.P. By: Trident Capital VII, L.P. (general partner) By: DW Trident GP, LLC (a general partner)

By:	/s/ Jacqueline Giammarco
Name:	Jacqueline Giammarco
Title:	Vice President

STONE POINT CAPITAL LLC

By:	/s/ Jacqueline Giammarco
Name:	Jacqueline Giammarco
Title:	Chief Compliance Officer

TRIDENT PINE GP, LLC

By:	/s/ David J. Wermuth
Name:	David J. Wermuth
Title:	Manager

TRIDENT CAPITAL VII, L.P. By: DW Trident GP, LLC

By:	/s/ Jacqueline Giammarco
Name:	Jacqueline Giammarco
Title:	Vice President

/s/ Nicolas D. Zerbib
Nicolas D. Zerbib